UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2026

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2046 Riverview Auto Drive, Suite 300 Mesa, Arizona		85201
(Address of principal executive offices)		(Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Verra Mobility Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) on May 19, 2026. At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 6, 2026. As of March 24, 2026, the record date for the Annual Meeting, there were 151,906,484 shares of the Company’s Class A Common Stock outstanding and entitled to vote on the proposals voted on at the Annual Meeting. The voting results for each of the proposals are set forth below.

1. Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following three persons as Class II directors, each to serve as such until the Company’s annual meeting of stockholders to be held in 2029, or until his respective successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick J. Byrne	125,238,836	15,126,193	4,653,513
David M. Roberts	136,040,667	4,324,362	4,653,513
John H. Rexford	93,660,431	46,704,598	4,653,513

2. Approval of Executive Compensation. The Company’s stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as described in the Proxy Statement, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,211,722	2,759,518	393,789	4,653,513

3. Approval of Frequency of Future Say-on-Pay Votes. The Company’s stockholders approved, on a non-binding basis, an annual say-on-pay vote, by the vote indicated below:

1 Year	2 Years	3 Years	Abstentions
136,797,763	204,369	3,182,006	180,891

4. Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the vote indicated below:

Votes For	Votes Against	Abstentions
144,877,651	88,040	52,851

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2026	Verra Mobility Corporation

	By:	/s/ Craig Conti
	Name:	Craig Conti
	Title:	Chief Financial Officer